MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 1999-2
September 1, 2002 through September 30, 2002

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Rec.				 		597,789,058.71
B.	Level Pay Pool Bal of the Initial Rec.			446,822,127.07
C.	Last Schd. Pmt Pool Bal of the Initial Rec.		150,966,931.64
D.	Notes
	1 	Class A-1
		a.	Initial Bal		 		326,000,000.00
		b.	Note Interest Rate			6.30%
		c.	Noteholders' Final Schd. Pmt
			Date					06/15/02
	2 	Class A-2
		a.	Initial Bal		 		210,000,000.00
		b.	Note Interest Rate			6.80%
		c	Noteholders' Final Schd. Pmt Date	08/15/03
	3 	Class A-3
		a.	Initial Bal		 		142,000,000.00
		b.	Note Interest Rate			7.00%
		c.	Noteholders' Final Schd. Pmt Date	05/15/04
	4 	Class B
		a.	Initial Bal		 		62,000,000.00
		b.	Note Interest Rate			7.55%
		c.	Noteholders' Final Schd. Pmt Date	04/15/06
E.	Certificates Initial Bal				60,000,000.00
F.	Servicing Fee Rate					1.00%
G.	Wt. Average Coupon (WAC) of the Initial Rec.		7.39%
H.	Wt. Avg. Original Term to Maturity  (WAOM) of
	Initial Rec.						52.68 months
I.	Wt. Avg. Remaining Term to Maturity (WAM) of
	Initial Rec.				 		48.33 months
J.	Number of Initial Rec.				 	31,328
K.	Reserve Acct
	1 	Initial Reserve Acct Deposit Percentage
		of Initial Pool					0.15%
	2 	Reserve Acct Deposit on the Closing Date	896,683.59
	3.	Specified Reserve Bal Percentage		0.75%
L.	Yield Supplement Acct Deposit on the Closing Date	43,536,938.11
M.	Maximum Supplemental Reserve Percentage			2.00%
N.	Pre-Funding
	1.	Initial Pre-Funded Amt			 	202,210,941.29
	2.	Initial Closing Date				10/28/99
	3.	End of Pre-Funding Period			03/31/00
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amt				2.50%
	5.	Initial Wt. Average Rate			6.68%
	6.	Negative Carry Acct Initial Deposit		3,367,054.40

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Bal				 		237,597,061.87
B.	Level Pmt Pool Bal				 	122,258,277.11
C.	Last Schd. Pmt Pool Bal				 	115,338,784.76
D.	Notes
	1 	Class A-1
		a.	Prior Month Note Bal		 	0.00
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
	2 	Class A-2			 		-
		a.	Prior Month Note Bal		 	-
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
	3 	Class A-3			 		-
		a.	Prior Month Note Bal		 	115,597,061.88
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
	4 	Class A-4			 		-
		a.	Prior Month Note Bal		 	62,000,000.00
		b.	Interest Carryover Shortfall		-
		c.	Principal Carryover Shortfall		-
E.	Certificates Bal				 	60,000,000.00
F.	Reserve Acct Bal				 	5,999,703.44
G.	Supplemental Reserve Acct Bal				8,943,055.44
H.	Yield Supplement Acct Bal				5,138,245.01
I.	Payahead Acct Bal				 	83,404.69
J.	Pre-Funding Acct Bal				 	-
K. 	Negative Carry Acct Bal				 	-
L.	Cumulative Losses for All Prior Periods			32,752,781.15
M.	Wt. Average Coupon (WAC)				8.059%
N.	Wt. Average Remaining Term to Maturity  (WAM) 		17.95
O.	Number of Contracts				 	21,400.00
P.	Total Subsequent Rec. Sold as of Related Cutoff Dates
	1 	Level Pay Bal			 		154,119,547.96
	2 	Last Schd. Pmt Bal			 	48,051,851.91
	3 	Total			 			202,171,399.87

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Pmt Principal
	1.	Schd. Principal Reduction			189,547.22
	2.	PrePmts in Full			 		51,333.96
	3.	Repurchased Rec. Principal 			-
	4.	Repurchased Rec. Interest			-
B.	Total Collections for Precomputed Contracts 		265,969.35
C.	Precomputed Contracts - Principal on Last Sched. Pmts
	1.	Collected Principal			 	68,047.50
	2.	Repurchased Rec. Principal 			-
	3.	Repurchased Rec. Interest			-
	4.	Last Sched. Pmt Princ. Paid in Full Prior
		to Month of Maturity			 	67,853.59
	5.	Last Sched. Pmt Principal Due on Loans
		Matured This Month			 	17,658.92
D.	Simple Interest Contracts - Level Pmt
	1.	Principal Reduction			 	8,375,736.78
	2.	Collected Principal			 	8,089,191.27
	3.	Collected Interest			 	1,520,386.26
	4.	Repurchased Rec. Principal 			29,972.53
	5.	Repurchased Rec. Interest			254.82
E.	Simple Interest Contracts - Principal on Last
	Schd. Pmts
	1.	Collected Principal			 	2,284,331.05
	2.	Repurchased Rec. Principal 			-
	3.	Repurchased Rec. Interest			-
	4.	Last Schd. Pmt Princ. Collected Prior to
		Month of Maturity			 	1,800,103.85
	5.	Last Schd. Pmt Principal Due on Loans
		Matured This Month			 	554,086.19
F.	Yield Supplement Information
	1.	Yield Supplement Amt 			 	463,651.36
	2.	Specified Yield Supplement Acct Bal		4,571,097.70
	3.	Deposit to YSA for Subsequent Rec. Sold
		This  Period			 		-
G.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances 		144,417.12
		b.	Pmts Due on Subsequent Rec. Sold
			This Period		 		-
		c.	Current Month Actuarial Advances 	41,271.28
		d.	Reimbursement of Actuarial Advances	41,554.08
		e.	Ending Actuarial Advances		144,134.32
	2.	Precomputed Loans - Last Schd. Pmt Advances
		a.	Beginning Last Schd. Pmt Advances	121,863.89
		b.	Current Month Last Schd. Pmt Advances	17,658.92
		c.	Reimbursement of Last Schd. Pmt
			Advances 		 		30.00
		d.	Ending Last Schd. Pmt Advances		139,492.81
	3.	Simple Interest Loans - Last Schd. Pmt
		Advances
		a.	Beginning Last Schd. Pmt Advances	1,337,618.09
		b.	Current Month Last Schd. Pmt Advance	412,483.91
		c.	Reimbursement of Last Schd. Pmt
			Advances		 		378,462.30
		d.	Ending Last Schd. Pmt Advances		1,371,639.70
	4.	Net Servicer Advances 			 	51,367.73
H.	Payahead Acct Activity
	1.	Net Increase/(Decrease) in Payahead Acct Bal	(3,433.58)
	2.	Payahead Bal of Loans Defaulted this Period	-
	3.	Deposit to Payahead Acct for Subsequent
		Rec. Sold This  Period			 	-
	4.	Ending Payahead Bal 			 	79,971.11
I.	Rule of 78s Pmt				 		-
J.	Wt. Average Coupon of Remaining  Portfolio (WAC)	8.094%
K.	Wt. Average Remaining Maturity of  Portfolio (WAM)	17.07
L.	Remaining Number of Rec.				20,720
M.	Delinquent Contracts	Contracts 	Amount
	1.	30-59 Days
		Delinquent	1,117 	5.39%	14,417,187.03 	6.41%
	2.	60-89 Days
		Delinquent	265 	1.28%	3,748,611.30 	1.67%
	3.	90 Days or more
		Delinquent	186 	0.90%	 2,533,538.22 	1.13%
N.	Net Loss and Defaulted
	Rec. Information
	1.	Vehicles Repossessed
		During Month 	82 		 		434,602.60
	2.	Loans Defaulted During the Month		122
	3.	Level Pmt Principal Bal of Defaulted Rec.	830,030.23
	4.	Last Schd. Pmt Principal Bal of
		Defaulted Rec.			 		885,000.01
	5.	Level Pmt Liquidation Proceeds			266,589.83
	6.	Last Schd. Pmt Liquidation Proceeds		48,877.66
	7.	Recoveries of Level Pmt and Last Scheduled
		Pmt on Previously Defaulted Receivables		270,830.47
O.	Pool Bals
	1.	Total Pool Bal			 		224,795,738.59
	2.	Level Pay Pool Bal			 	112,781,656.39
	3.	Last Schd. Pmt Pool Bal			 	112,014,082.20
P.	Principal Bal of Subsequent Rec. Sold This
		 Period As of Subsequent Transfer Date
	1.	Level Pay Bal			 		-
	2.	Last Schd. Pmt Bal			 	-
	3.	Total Principal Bal			 	-

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Acct Investment Income				6,554.70
B.	Collection Acct Investment Income			13,436.75
C.	Payahead Acct Investment Income				90.50
D.	Yield Supplement Acct Investment Income			5,919.41
E.	Supplemental Reserve Acct Investment Income		9,825.09
F.	Pre-Funding Acct Investment Income			-
G.	Negative Carry Acct Investment Income			-

V. PRE-FUNDING ACTIVITY
A.	Subsequent Rec. Sold This Period
	1.	Principal Bal of Subsequent Rec. Sold
		This  Period			 		-
	2.	Subsequent Cutoff Date for Subsequent Rec.
		Sold This  Period				n/a
	3.	Subsequent Transfer Date for Subsequent Rec.
		Sold This  Period				n/a
	4.	Deposit to Reserve Acct for Subsequent Rec.
		Sold This  Period			 	-
	5.	Deposit to Yield Supplement Acct for
		Subsequent Rec. Sold This Period		-
	6.	Deposit to Payahead Acct for Subsequent
		Rec. Sold This  Period			 	-
	7.	Amt Paid to Seller for Subsequent Rec.
		Sold This Period			 	-
B.	End of Pre-Funding Period 				03/31/00
C.	Pre-Funded Amt
	1.	Beginning Pre-Funding Amt			-
	2.	Principal Bal of Subsequent Rec. Sold
		This  Period			 		-
	3.	Remaining Pre-Funded Amt Payable to
		Noteholders This Period Due to End of
		Pre-Funding Period		 		-
	4.	Remaining Pre-Funded Amt Payable to
		Noteholders This Period Due to Bal. Less
		than $100,000		 			-
	5.	Remaining Pre-Funding Amt			-
D.	Negative Carry Acct
	1.	Calculation of Negative Carry Amt for
		the Current Period
		a.	Accrued Note Interest for
			this Period		 		1,064,399.52
		b.	Pre-Funded Percentage			0.00%
		c.	Net Investment Earnings on the
			Pre-Funded Amt		 		-
		d.	Negative Carry Amt for the
			Current Period		 		-
	2.	Maximum Negative Carry Amt
		a.	Wt. Average Rate based on Ending
			Note Bals				7.21%
		b.	Note Percentage based on Ending
			Note Bals				73.31%
		c.	Remaining Pre-Funded Amt		-
		d.	Actual Number of Days From Pmt Date
			to End of Pre-Funding Period		-
		e.	Maximum Negative Carry Amt		-
		f.	Required Negative Carry Acct Bal	-
E. 	Total Subsequent Rec. Sold as of Related Cutoff Dates
	1.	Level Pay			 		154,119,547.96
	2.	Last Schd.			 		48,051,851.91
	3.	Total			 			202,171,399.87
F.	Total Initial and Subsequent Rec. Sold as of
	Related Cutoff Dates
	1.	Level Pay			 		600,941,675.03
	2.	Last Schd.			 		199,018,783.55
	3.	Total			 			799,960,458.58
G.	Specified Reserve Bal				 	5,999,703.44

VI.  COLLECTIONS
A.	Level Pmts Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts 			 		265,969.35
	2.	Collected Principal on Simple Interest
		Contracts 			 		8,089,191.27
	3.	Collected Interest on Simple Interest
		Contracts 			 		1,520,386.26
	Total				 			9,875,546.88

B.	Last Schd. Pmt Principal Collections			2,352,378.55
C.	Remaining Pre-Funded Amt Due to Noteholders		0.00
D.	Net Change in Payahead Acct Bal 			3,433.58
E.	Net Liquidation Proceeds and Recoveries Received 	586,297.96
F.	Principal and Interest on Purchased or
	Repurchased Contracts 					30,227.35
G.	Exclusion of Rule of 78's Pmts 				0.00
H.	Net Servicer Advances/(Reimbursements) 			51,367.73
I.	Yield Supplement Amt 					463,651.36
J.	Net Investment Earning on the Pre-Funding Acct		0.00
K.	Negative Carry Amt 					0.00
L.	Available Funds						13,362,903.41

VII.  DISTRIBUTIONS
A.	Principal Distribution Amt
	1 	Principal Pmt (Excl. Repurchases and
		Defaulted Rec.)   				11,056,320.51
	2 	Principal Pmt on Purchased and
		Repurchased Contracts  				29,972.53
	3 	Principal Pmt of Defaulted Rec.  		1,715,030.24
	4 	Total Schd. Principal				12,801,323.28
	5 	Principal Carrryover Shortfall			0.00
	6 	Remaining Pre-Funded Amt Due To Noteholders	0.00
	7 	Total Principal Distribution Amt		12,801,323.28
B.	Total Required Pmt
	1 	Total Servicing Fee  				197,997.55
	2 	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				0.00
		c. 	Class A-3 				674,316.19
		d.	Class B 				390,083.33
		e.	Total Accrued Note Interest		1,064,399.52
	3 	Principal Distribution Amt Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3				12,801,323.28
		d.	Class B 				0.00
		e.	Total Principal Distribution Amt	12,801,323.28
	4 	Total Required Pmt 				14,063,720.35
	5 	Available Funds					13,362,903.41
	6 	Supplemental Reserve Acct TRP Draw Amt 		700,816.94
	7 	Reserve Acct TRP Draw Amt			0.00
	8 	Total Available Funds				0.00
C.	Current Period Pmts
	1 	Servicing Fee paid				197,997.55
	2 	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				674,316.19
		d.	Class B					390,083.33
		e.	Total Interest Paid			1,064,399.52
	3 	Remaining Available Funds			12,801,323.28
	4 	Principal Pmts
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				12,801,323.28
		d.	Class B					0.00
		e.	Total Principal Pmts			12,801,323.28
D.	Current Period Shortfalls
	1 	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class B					0.00
		e.	Total Interest Carryover Shortfall	0.00
	2 	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class B					0.00
		e.	Total Principal Carryover Shortfall	0.00
E.	Reserve Acct
	1 	Beginning Reserve Acct Bal			5,999,703.44
	2 	Plus:  Deposit to Reserve Acct for
		Subsequent Rec. Sold This  Period		0.00
	3 	Plus: Reserve Acct Investment Income		6,554.70
	4 	Less: Reserve Acct Advance Draw Amt		0.00
	5 	Less: Reserve Acct TRP Draw Amt			0.00
	6 	Reserve Acct Bal before Deposit to
		Reserve Acct					6,006,258.14
	7 	Specified Reserve Acct Bal			5,999,703.44
	8 	Amt Necessary to Reinstate Reserve Acct to
		Specified Reserve Bal 				0.00
	9 	Funds Available for Deposit to Reserve Acct	0.00
	10 	Amt Deposited to Reserve Acct			0.00
	11 	Reserve Acct Investment Income Released to
		Seller						6,554.70
	12.	Ending Reserve Acct Bal				5,999,703.44
F.	Supplemental Reserve Acct
	1 	Beginning Supplemental Reserve Acct Bal		8,943,055.44
	2 	Plus: Supplemental Reserve Acct Investment
		Income						9,825.09
	3 	Less: Supplemental Reserve Acct Advance
		Draw Amt					0.00
	4 	Less: Supplemental Reserve Acct TRP Draw Amt	700,816.94
	5 	Supplemental Reserve Acct Bal before
		Deposit to Supplemental Reserve Acct		8,252,063.59
	6 	Maximum Supplemental Reserve Acct Bal		15,999,209.17
	7 	Amt Necessary to Reinstate Supplemental
		Reserve Acct to Maximum Balance			7,747,145.58
	8 	Funds Available for Deposit to Supplemental
		Reserve Acct					0.00
	9 	Amt Deposited to Supplemental Reserve Acct	0.00
	10 	Supplemental Reserve Acct Investment
		Income Released to Seller			0.00
	11 	Ending Supplemental Reserve Acct Bal		8,252,063.59
G.	Excess Funds Deposited to Certificate Distribution
	Acct							0.00
H	Total Distributions					14,063,720.35

VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A.	Bals and Principal Factors	of Period	of Period
	1.	Total Pool Bal		237,597,061.87 	224,795,738.59
	2.	Total Pool Factor	0.2970110 	0.2810086
	3.	Level Pmt Pool Bal	122,258,277.11 	112,781,656.39
	4.	Level Pmt Pool Factor	0.2034445 	0.1876749
	5.	Note Bal
		a.	Class A-1	0.00 		0.00
		b.	Class A-2	0.00 		0.00
		c. 	Class A-3	115,597,061.88 	102,795,738.60
		d.	Class B 	62,000,000.00 	62,000,000.00
		e.	Total		177,597,061.88 	164,795,738.60
	6.	Pool Factor
		a.	Class A-1	0.0000000 	0.0000000
		b.	Class A-2	0.0000000 	0.0000000
		c. 	Class A-3	0.8140638 	0.7239137
		d.	Class B 	1.0000000 	1.0000000
	7.	Certificate Bal		60,000,000.00 	60,000,000.00
	8.	Certificate Pool
		Factor			1.0000000 	1.0000000
	9.	Last Schd. Pmt Pool
		Bal			115,338,784.76 	112,014,082.20
B.	Portfolio Information
	1.	Wt. Average Coupon of
		Portfolio (WAC)		8.059%		8.094%
	2.	Wt. Average Remaining
		Term to Maturity of
		Portfolio (WAM)
		in months		17.95 		17.07
	3.	Remaining Number
		of Rec.			21,400 		20,720


IX.  NET LOSS AND DELINQUENCY ACTIVITY

A.	Realized Losses for Collection Period			1,399,563
B.	Realized Losses for Collection Period Less
	Recoveries						1,128,732
C.	Cumulative Losses for all Periods  			33,881,513
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1,117 	5.39%	14,417,187.03 	6.41%
	2.	60-89 Days
		Delinquent	265 	1.28%	3,748,611.30 	1.67%
	3.	90 Days or more
		Delinquent	186 	0.90%	2,533,538.22 	1.13%
	4.	Vehicles Repossessed
		During Collection
		Period   	82 	0.38%	434,603

X.  AVERAGE LOSS AND DELINQUENCY RATIOS

A.	Annualized Ratio of Realized Losses
	to Pool Bal for Each Collection Period
	1.	Second Preceding Collection Period		5.66%
	2.	Preceding Collection Period			4.10%
	3.	Current Collection Period 			7.07%
	4.	Three Month Average 				5.61%

B.	Annualized Net Loss					5.70%

C.	Ratio of Bal of Contracts Delinquent 60 Days
	or More to the Pool Bal as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		2.13%
	2.	Preceding Collection Period			2.52%
	3.	Current Collection Period 			2.64%
	4.	Three Month Average 				2.43%

XI.  RECONCILIATION OF COLLECTION Acct
A.	Transfers Into Collection Acct
	1.	Transfer of Daily Collections
		(input from bank records)			12,814,223.39
	2.	Yield Supplement Amt from MMCA			463,651.36
	3.	Net Servicer Advances (if positive) 		51,367.73
	4.	Supplemental Reserve Acct Draw for
		Total Required Pmt				700,816.94
	5.	Reserve Acct Draw for Total Required Pmt 	0.00
	6.	Deposit from Payahead Acct  			3,433.58
	7.	Collection Acct Investment Income  		13,436.75
	8.	Transfer of Negative Carry Amt from
		Negative Carry Acct				0.00
	9.	Transfer of Net Earnings on Pre-Funding Acct	0.00
	10.	Total Transfers Into Collection Acct		14,046,929.75
B.	Transfers from Collection Acct
	1.	To Servicer
		a.	Total Servicing Fee			197,997.55
		b.	Rule of 78's Pmt			0.00
		c.	Net Reimbursement of Servicer Advance
			  or Pmts Due Prior to Cutoff Date	0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amts
			Due Servicer) 				(30,227.35)
		e.	Total To Servicer (Net of Total
			Repurchases)				167,770.20

	2.	Total Required Pmt Distributed
		(Net of Servicing)				13,865,722.80
	3.	Deposit to Payahead Acct 			0.00
	4.	Deposit to Reserve Acct 			0.00
	5.	Deposit to Supplemental Reserve Acct 		0.00
	6.	Deposit To Certificate Distribution Acct
		a.	Excess Funds				0.00
		b.	Collection Acct Investment Income	13,436.75
		c.	Total to Certificate Distribution
			Acct					13,436.75
	7.	Total Transfers from Collection Acct		14,046,929.75

XII.  RECONCILIATION OF RESERVE Acct
A.	Beginning Bal of Reserve Acct 				5,999,703.44
B.	Transfers Into Reserve Acct
	1.	Reserve Acct Deposit from Available Funds 	0.00
	2.	Reserve Acct Investment Income   		6,554.70
	3.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	4.	Total Transfers Into Reserve Acct		6,554.70
C.	Total Transfers In and Beginning Bal			6,006,258.14
D.	Distributions From Reserve Acct
	1.	Transfer to Servicer for Reserve Acct
		Advance Draw Amt				0.00
	2.	Transfer to Collection Acct for
		   Reserve Acct TRP Draw Amt  			0.00
	3.	Reserve Acct Investment Income to Seller	6,554.70
	4.	Total Transfers From Reserve Acct		6,554.70
E.	Ending Bal   [VIIIJ.]					5,999,703.44
F.	Total Distributions and Ending Bal			6,006,258.14

XIII.  RECONCILIATION OF SUPPLEMENTAL RESERVE Acct
A.	Beginning Bal of Supplemental Reserve Acct		8,943,055.44
B.	Transfers Into Supplemental Reserve Acct
	1.	Supplemental Reserve Acct Deposit from
		Available Funds 				0.00
	2.	Supplemental Reserve Acct Investment Income  	9,825.09
	3.	Total Transfers Into Supplemental Reserve Acct	9,825.09
C.	Total Transfers In and Beginning Bal			8,952,880.53
D.	Distributions From Supplemental Reserve Acct
	1.	Transfer to Servicer for Supplemental
		Reserve Acct Advance Draw Amt			0.00
	2.	Transfer to Collection Acct for
		Supplemental Reserve Acct TRP Draw Amt  	700,816.94
	3.	Supplemental Reserve Acct Investment Income
		to Seller 					0.00
	4.	Total Transfers From Supplemental
		Reserve Acct					700,816.94
E.	Ending Bal  						8,252,063.59
F.	Total Distributions and Ending Bal			8,952,880.53

XIV.  RECONCILIATION OF PAYAHEAD Acct
A.	Beginning Bal of Payahead Acct				83,404.69
B.	Transfers Into Payahead Acct
	1.	Net Payahead Transfer from Collection Acct 	0.00
	2.	Payahead Acct Investment Income    		90.50
	3.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	4.	Total Transfers Into Payahead Acct  		90.50
C.	Total Transfers In and Beginning Bal			83,495.19
D.	Distributions From Payahead Acct
	1.	Net Payahead Transfer to Collection Acct  	3,433.58
	2.	Transfer Investment Income to Servicer    	90.50
	3.	Total Transfers From Payahead Acct		3,524.08
E.	Payahead Acct Ending Bal    				79,971.11
F.	Total Distributions and Ending Bal			83,495.19

XV.  RECONCILIATION OF YIELD SUPPLEMENT Acct
A.	Beginning Bal of Yield Supplement Acct 			5,138,245.01
B.	Transfers IntoYield Supplement Acct
	1.	Yield Supplement Acct Investment Income   	5,919.41
	2.	Transfer from Pre-Funding Acct for
		Subsequent Rec.					0.00
	3.	Total Transfers Into Yield Supplement Acct	5,919.41
C.	Total Transfers and Beginning Bal  			5,144,164.42
D.	Distributions From Yield Supplement Acct
	1.	Yield Supplement Amt to Collection Acct 	0.00
	2.	Transfer Investment Income to Seller		5,919.41
	3.	Transfer Reduction in Specified YSA Bal
		to Seller 					567,147.31
	4.	Total Transfers From Yield Supplement Acct	573,066.72
E.	Specified Yield Supplement Acct Ending Bal 		4,571,097.70
F.	Total Distributions and Ending Bal			5,144,164.42

XVI.  RECONCILIATION OF NOTE Pmt Acct
A.	Transfers Into Note Pmt Acct
	1.	Total Required Pmt Distributed (less Total
		Servicing Fee) from Collection Acct		13,865,722.80
	2.	Total Transfers Into Note Pmt Acct		13,865,722.80
B.	Distributions from Note Pmt Acct
	1.	Pmts to Noteholders
		a.	Class A-1				0.00
		b.	Class A-2				0.00
		c.	Class A-3				13,475,639.47
		d.	Class B					390,083.33
		e.	Total Pmts to Noteholders		13,865,722.80
	2.	Ending Bal of Note Pmt Acct			0.00
C.	Total Distributions and Ending Bal			13,865,722.80

XVII.  RECONCILIATION OF CERTIFICATE DISTRIBUTION Acct
A.	Transfers Into Certificate Distribution Acct
	1.	Excess Funds Deposited from Collection Acct	0.00
	2.	Collection Acct Investment Income		13,436.75
	3.	Total Transfers into Certificate
		Distribution Acct				13,436.75
B.	Distributions from Certificate Distribution Acct
	1.	Pmts to Certificateholders			13,436.75
	2.	Ending Bal					0.00
E.	Total Distributions and Ending Bal			13,436.75

XVIII.  RECONCILIATION OF PRE-FUNDING Acct
A.	Beginning Bal of Pre-Funding Acct			0.00
B.	Pre-Funding Acct Investment Income			0.00
C.	Total Transfers In and Beginning Bal			0.00
D.	Distributions from Pre-Funding Acct
	1.	Transfer Investment Income to
		Collection Acct					0.00
	2.	Transfer to Reserve Acct for Sale of
		Subsequent Rec.					0.00
	3.	Transfer to Yield Supplement Acct for
		Sale of Subsequent Rec.				0.00
	4.	Transfer to Payahead Acct for Subsequent
		 Rec. Sold This  Period				0.00
	5.	Transfer to Seller for Sale of
		Subsequent Rec.					0.00
	6.	Transfer to Collection Acct of Remaining
		Bal Due Noteholders				0.00
	7.	Total Transfers From Pre-Funding Acct		0.00
E.	Pre-Funding Acct Ending Bal				0.00
F.	Total Distributions and Ending Bal			0.00

XIX.  RECONCILIATION OF NEGATIVE CARRY Acct
A.	Beginning Bal of Negative Carry Acct			0.00
B.	Negative Carry Acct Investment Income			0.00
C.	Total Transfers In and Beginning Bal			0.00
D.	Distributions from Negative Carry Acct
	1.	Transfer of Negative Carry Amt to
		Collection Acct					0.00
	2.	Release Investment Income from Negative
		Carry Acct to Seller  				0.00
	3.	Release Excess Funds from Negative Carry
		Acct to Seller  				0.00
	4.	Total Transfers From Negative Carry Acct	0.00
E.	Negative Carry Acct Ending Bal				0.00
F.	Total Distributions and Ending Bal			0.00

XX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Acct
	1.	To Note Pmt Acct  				13,865,722.80
	2.	To Servicer (MMCA)   				167,770.20
	3.	To Payahead Acct  				0.00
	4.	To Reserve Acct  				0.00
	5 	To Supplemental Reserve Acct			0.00
	6.	To Certificate Distribution Acct  		13,436.75
	7.	Total Distributions From Collection Acct    	14,046,929.75

B.	Distributions From Reserve Acct
	1.	To Collection Acct    				0.00
	2.	To Seller  					6,554.70
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Acct   	0.00

C.	Distributions From Supplemental Reserve Acct
	1.	To Collection Acct   				0.00
	2.	To Seller 					0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Supplemental
		Reserve Acct   					0.00

D.	Distributions From Payahead Acct
	1.	To Collection Acct  				3,433.58
	2.	Investment Income to Servicer (MMCA)    	90.50
	3.	Total Distributions From Payahead Acct    	3,524.08

E.	Distributions From Yield Supplement Acct
	1.	To Collection Acct				0.00
	2.	Investment Income to Seller  			5,919.41
	3.	Reduction in Specified Yield Suppl. Acct
		Bal to Seller  					567,147.31
	4.	Total Distributions From Yield
		Supplement Acct 				573,066.72

F.	Distributions From Pre-Funding Acct
	1.	To Reserve Acct					0.00
	2.	To Yield Suplement Acct				0.00
	3.	To Collection Acct				0.00
	4.	To Payahead Acct				0.00
	5.	To Seller for Sale of Subsequent Rec.		0.00
	6.	Total Distributions from Negative Carry
		Acct						0.00

G.	Distributions From Negative Carry Acct
	1.	To Collection Acct				0.00
	2.	To Seller  					0.00
	3.	Total Distributions from Negative Carry Acct	0.00

			Total					14,630,075.25
H.	Total Distributions From All Accts to:
	1.	Note Pmt Acct  					13,865,722.80
	2.	Servicer (MMCA) [XIB.(1)E.]			167,860.70
	3.	Seller 						579,621.42
	4.	Collection Acct  				3,433.58
	5.	Certificate Distribution Acct  			13,436.75
	6.	Reserve Acct  					0.00
	7.	Supplemental Reserve Acct			0.00
	8.	Payahead Acct  					0.00
	9.	Yield Supplement Acct				0.00
	10.	Total Distributions From All Accts		14,630,075.25